STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "AGREEMENT") is dated as of December 27, 2010, by and between Sanswire Corp., a Delaware corporation (the "COMPANY"), and Michael K. Clark (the "PURCHASER"); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser, desires to purchase from the Company, 3,333,333 shares of Common Stock (as defined below) at the Closing.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I. DEFINITIONS

1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

"BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

"CLOSING" means the closing of the purchase and sale of Shares pursuant to Section 2.1.

"COMMON STOCK" means the common stock of the Company, $0.00001 par value per share, and any securities into which such common stock may hereafter be reclassified.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

"LIENS" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

"PURCHASE PRICE" equals $250,000.

"PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission (the “SEC”) having substantially the same effect as such Rule.

"SECURITIES ACT" means the Securities Act of 1933, as amended.

"SHARES" means the 3,333,333 shares of Common Stock issued to the Purchaser pursuant to this Agreement.

"TRADING DAY" means (i) a day on which the Common Stock is traded on a trading market, or (ii) if the Common Stock is not quoted on a trading market, a day on which the Common Stock is quoted in the over-the-counter market as reported by Pink OTC Markets Inc. (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) and (ii) hereof, then Trading Day shall mean a Business Day.

ARTICLE II. PURCHASE AND SALE

2.1 CLOSING.  On the terms and subject to the conditions set forth in this Agreement, at the Closing, the Purchaser shall purchase from the Company, and the Company shall issue and sell to the Purchaser, 3,333,333 shares of Common Stock for the Purchase Price, which Purchase Price the Parties agree Purchaser has previously paid to the Company in connection with that certain Escrow and Stock Purchase Agreement dated September 29, 2010 by and among the Purchaser, the Company and Hinshaw & Culbertson LLP. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of the Company.

2.2 CLOSING CONDITIONS; DELIVERIES.

(a) As a condition to the Purchaser’s obligations hereunder, at the Closing, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) this Agreement duly executed by the Company; and

(ii) a certificate evidencing the Shares registered in the name of the Purchaser.

(b) As a condition to the Company’s obligations hereunder, at the Closing (unless otherwise noted below), the Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by the Purchaser; and

(ii) the Purchase Price for the Shares, which Purchase Price the Parties agree Purchaser has previously paid to the Company in connection with that certain Escrow and Stock Purchase Agreement dated September 29, 2010 by and among the Purchaser, the Company and Hinshaw & Culbertson LLP.

ARTICLE III. REPRESENTATIONS AND WARRANTIES

3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby makes the following representations and warranties as of the date hereof to the Purchaser:

(a) ORGANIZATION. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable).

 (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection herewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) in so far as indemnification and contribution provisions may be limited by applicable law.

(c) NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Shares and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with or violate any provision of the Company's certificate of incorporation, bylaws or other organizational or charter documents.

(d) ISSUANCE OF THE SHARES. The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens.

The Purchaser acknowledges and agrees that the Company does not make and has not made any representations and warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.1.

3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants as of the date hereof to the Company as follows:

(a) AUTHORITY. The Purchaser is an individual with full right, power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. This Agreement has been duly executed by the Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) INVESTMENT INTENT.  The Purchaser understands that the Shares are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and may not be offered for sale, sold, assigned or transferred unless (i) subsequently registered under the Securities Act, or (ii) the Purchaser shall have delivered to the Company an opinion of counsel in a form acceptable to the Company to the effect that such Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (iii) the Purchaser provides the Company with assurances and proper documentation including an opinion of counsel that such Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto).  The Purchaser is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other Persons regarding the distribution of such Shares. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares. The Purchaser understands that any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder  The Purchaser further understands that neither the Company nor any other Person is under any obligation whatsoever to register the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(c) PURCHASER STATUS. At the time the Purchaser was offered the Shares, it was, and at the date hereof, it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) EXPERIENCE OF THE PURCHASER. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e) GENERAL SOLICITATION. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice, website posting or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television, internet or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) RELIANCE ON EXEMPTIONS. The Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying on the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

(g) INFORMATION.  The Purchaser and its advisors have been furnished with all materials relating to the business, finances and operations of the Company and all materials relating to the offer and sale of the Shares which have been requested by the Purchaser.  The Purchaser and its advisors have been afforded the opportunity to ask questions of the Company.  The Purchaser understands that its investment in the Shares involves a high degree of risk.  The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

(h) NO GOVERNMENTAL REVIEW.  The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(i) CERTAIN TRADING ACTIVITIES. The Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, engaged in any transaction in the securities of the Company (including without limitation, any short sales (as defined in Rule 200 promulgated under the Exchange Act) involving the Company’s securities) during the period commencing as of the time that such Purchaser was first contacted by the Company regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by the Purchaser.

The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV. OTHER AGREEMENTS OF THE PARTIES

4.1 TRANSFER RESTRICTIONS.

(a) The Purchaser hereby agrees that the Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser, the Company shall require the transferor thereof to provide to the Company an opinion of counsel, the form and substance of which opinion shall be satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

(b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Shares in the following form:

THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE TRANSFERRED, OFFERED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE ACCEPTABLE TO THE COMPANY.

(c) Certificates evidencing the Shares shall not be required to contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), or (iii) if such Shares are eligible for sale under Rule 144 (provided that the Purchaser provides the Company with reasonable assurances and proper documentation including an opinion of counsel that such Shares are eligible for sale, assignment or transfer under Rule 144), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). The Company agrees that following such time as such legend is no longer required under this Section 4.1(c), it will, following the delivery by the Purchaser to the Company or the Company's transfer agent of a certificate representing Shares issued with a restrictive legend (such date, the "LEGEND REMOVAL DATE") (endorsed or with stock powers attached, signature guaranteed, and otherwise in a form necessary to affect the reissuance and/or transfer, if applicable) and proper documentation, including an opinion of counsel when required, related thereto, deliver or cause to be delivered to the Purchaser a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

(d) The Purchaser agrees that the removal of the restrictive legend from certificates representing Shares as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that such legends will be removed only with proper documentation, including an opinion of counsel when required, provided to the Company or its transfer agent.

4.2  COMMERCIALLY REASONABLE EFFORTS.  Subject to the terms and conditions of this Agreement, each of the parties will use its commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the transactions contemplated hereby as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall use commercially reasonable efforts to cooperate with the other party to that end.

ARTICLE V. MISCELLANEOUS

5.1 FEES AND EXPENSES. Unless otherwise provided herein, each party shall pay all the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

5.2 ENTIRE AGREEMENT. This Agreement, together with the exhibits and schedules tereto, contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  Except as specifically set forth herein, neither the Company nor the Purchaser makes any representations, warranties, covenants and undertakings with respect to the matters set forth herein.

5.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock, shall automatically be adjusted for stock splits, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Company may not assign this Agreement or all or any of its rights or obligations hereunder without the prior written consent of the Purchaser, except an assignment in the case of a business combination where the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, to the entity which is the survivor of such business combination or the purchaser in such sale. The Purchaser may not assign this Agreement or any or all of its rights or obligations hereunder without the prior written consent of the Company; provided, however, that the Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Shares, provided such transfer is in compliance with all federal and state securities laws and the transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the "Purchaser".

5.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Brevard County, Florida. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Brevard County, Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9 SURVIVAL. The representations and warranties herein shall survive the Closing and delivery of the Shares.

5.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by an email which contains a portable document format (.pdf) file of an executed signature page, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf file signature page were an original thereof.

5.11 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the provision that would otherwise be invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable and the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

5.12 REPLACEMENT OF SHARES. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefore, a new certificate or instrument, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

5.13 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages the Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 HEADINGS; GENDER.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of this Agreement.   Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof.  The terms “including,” “includes,” “include” and words of like import shall be construed as broadly as if followed by the words “without limitation.”  The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SANSWIRE CORP.

By:
Name:  Glenn D. Estrella
Title:  President and Chief Executive Officer

Address for Notice:

Sanswire Corp.
State Road 405, Building M6-306A, Room 1400
Kennedy Space Center, FL 32815

Mailing Address:
Mail Code: SWC
Kennedy Space Center, FL 32899

Attn: General Counsel
Fax: 305-356-3630

PURCHASER

Michael K. Clark

Address for Notice:
157 Beach 135 Street
Belle Harbor, NY 11694